UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 13, 2024
JLL Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Matters

On June 13, 2024, JLL Income Property Trust, Inc. (the "Company") held its annual meeting of stockholders as a virtual meeting (the “Annual Meeting”). Stockholders representing 115,058,630, or 50.62%, of the shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding as of March 15, 2024 (the “Record Date”) were present in person or were represented at the meeting by proxy.

The purpose of this meeting was to consider and vote upon the following two proposals:

1.The election of nine directors to our board of directors for the ensuing year; and

2.The ratification of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2024.

Each of the nominees received a majority of the votes cast for such nominee and the stockholders ratified the appointment of KPMG LLP. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Withheld	Broker Non Votes	Total
Proposal 1: Election of Directors
Lynn C. Thurber	74,942,385	8,148,764	31,967,481	115,058,630
R. Martel Day	81,450,483	1,640,666	31,967,481	115,058,630
Tamara D. Fischer	81,458,402	1,632,747	31,967,481	115,058,630
Jacques N. Gordon	74,959,158	8,131,991	31,967,481	115,058,630
Kristy F. Heuberger	74,974,903	8,116,246	31,967,481	115,058,630
Douglas A. Lindgren	81,459,026	1,632,123	31,967,481	115,058,630
Willian E. Sullivan	81,520,997	1,570,152	31,967,481	115,058,630
C. Allan Swaringen	81,443,099	1,648,050	31,967,481	115,058,630
Robin Zeigler	81,511,662	1,579,487	31,967,481	115,058,630

	Votes For	Votes Against	Abstentions	Total
Proposal 2: Ratification of KPMG LLP Appointment	112,805,838	852,392	1,400,400	115,058,630

A “broker non vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLL INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: June 14, 2023